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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Post-effective Amendment No. 1 to Registration Statement No. 333-30683 of Pioneer Americas Acquisition Corp. of our report dated March 7, 1997 in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


                                          Deloitte & Touche LLP

Houston, Texas

October 15, 1997